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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                          ____________________________

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported):  February 1, 2000


                           ReliaStar Financial Corp.
      -------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

       Delaware                      0-10640                     41-1620373
 ---------------------         ---------------------          ----------------
(State of Incorporation)      (Commission file number)       (I.R.S. Employer
                                                             Identification No.)

                    20 Washington Avenue South
                      Minneapolis, Minnesota              55401
              --------------------------------------     --------
             (Address of principal executive offices)   (Zip Code)



                                (612) 372-5432
                        -------------------------------
                        (Registrant's telephone number)

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Item 5.  Other Events
         ------------

     On February 1, 2000, ReliaStar Financial Corp. announced its earnings for the three months and twelve months ending December 31, 1999. A copy of the press release and letter to the investment community which discuss these matters are filed as exhibits to, and incorporated by reference in, this report.

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

Exhibit
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99 (a)  Press Release, dated February 1, 2000.
99 (b)  Letter to the Investment Community, dated February 1, 2000.

                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                           RELIASTAR FINANCIAL CORP.


Date:  February 2, 2000                By:  /s/ Richard R. Crowl
                                       ---------------------------------
                                       Richard R. Crowl, Senior Vice President,
                                       General Counsel, and Secretary